                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       7
          NET ASSET VALUE AND MARKET PRICE       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      22
                DIVIDEND REINVESTMENT PLAN      26
    TRUST OFFICERS AND IMPORTANT ADDRESSES      28

Long-term investment strategies can
help you
cope with
uncertain markets.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 18, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your trust's performance into perspective, this report examines how your trust's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a

                    variety of stock funds and fixed-income funds

  may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY WAS STRONGER THAN EXPECTED IN THE FIRST QUARTER OF 2001, WITH FIRST-QUARTER GROSS DOMESTIC PRODUCT GROWING AT A PRELIMINARY 2 PERCENT PACE--DOUBLE THE RATE ANALYSTS WERE EXPECTING, BUT SLOWER THAN THAT EXPERIENCED IN RECENT YEARS. THIS GROWTH PROVIDED EVIDENCE THAT THE FEDERAL RESERVE'S (THE
FED) EFFORTS TO WARD OFF A RECESSION MIGHT BE TAKING HOLD. THE NEWS OF EXPANSION, COMING AS IT DID ON THE HEELS OF A HOST OF NEGATIVE CORPORATE EARNINGS REPORTS, COMPLICATED THE ECONOMIC LANDSCAPE AND CAUSED SOME TO WONDER IF FEARS OF A DOWNTURN WERE OVERSTATED.

CONSUMER SPENDING AND EMPLOYMENT
A STEADY STREAM OF LAYOFFS TOOK THEIR TOLL ON U.S. EMPLOYMENT. THE JOBLESS RATE ROSE 0.2 PERCENT IN APRIL TO AN ANNUALIZED 4.5 PERCENT. WHILE EXTREMELY LOW BY HISTORICAL STANDARDS, THIS WAS THE HIGHEST LEVEL OF UNEMPLOYMENT RECORDED IN MORE THAN TWO YEARS.

ALSO, AFTER A ONE-MONTH REVERSAL, APRIL CONSUMER CONFIDENCE SUNK TO ITS FEBRUARY LEVEL, THE LOWEST RECORDED SINCE 1996. MOUNTING LAYOFFS, RISING ENERGY COSTS AND A WEAKENING STOCK MARKET HELPED FUEL THE PESSIMISM. DESPITE THESE NEGATIVE FACTORS, CONSUMERS CONTINUED TO OPEN THEIR WALLETS, INCREASING THEIR SPENDING BY
3.1 PERCENT DURING THE YEAR'S FIRST QUARTER.

INTEREST RATES AND INFLATION
THE FED CUT INTEREST RATES FOUR TIMES THROUGH APRIL 30, CITING WEAK BUSINESS INVESTMENT AND THE NEGATIVE IMPACT OF A DECLINING STOCK MARKET ON CONSUMER SPENDING. TWO OF THE RATE REDUCTIONS WERE ESPECIALLY SURPRISING BECAUSE THEY CAME BETWEEN REGULARLY SCHEDULED FED POLICY MEETINGS. THIS DEPARTURE FROM CONVENTION SUGGESTS THE SERIOUSNESS WITH WHICH THE NATION'S CENTRAL BANK CONSIDERS THREATS TO FURTHER ECONOMIC GROWTH. ANALYSTS EXPECTED ANOTHER RATE CUT AT THE FED'S MAY MEETING. (NOTE: ON MAY 15, THE FEDERAL RESERVE CUT INTEREST RATES FOR THE FIFTH TIME IN AS MANY MONTHS--LOWERING RATES BY 0.50 PERCENT DURING ITS REGULARLY SCHEDULED MEETING.)

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE JUST 0.3 PERCENT IN APRIL 2001 AND 3.3 PERCENT FOR THE PREVIOUS 12 MONTHS. SOME ANALYSTS WERE PLEASED WITH THESE NUMBERS, BUT THEY ALSO NOTED THAT INCREASED SUMMER DEMAND FOR ELECTRICITY AND GASOLINE COULD RESULT IN HIGHER INFLATION LATER IN THE YEAR.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           2.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 1999--April 30, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2001)

-----------------------------
NYSE Ticker Symbol - VTJ
-----------------------------

                                                    MARKET(1)   NAV(2)
---------------------------------------------------------------------------
Six-month total return                                13.39%      5.53%
---------------------------------------------------------------------------
One-year total return                                 13.44%     13.17%
---------------------------------------------------------------------------
Five-year average annual total return                  6.77%      6.64%
---------------------------------------------------------------------------
Life-of-Trust average annual total return              6.35%      7.27%
---------------------------------------------------------------------------
Commencement date                                               3/27/92
---------------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                          5.61%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common stock price(4)                                     9.37%
---------------------------------------------------------------------------
Preferred share rate(5)                                          3.000%
---------------------------------------------------------------------------
Net asset value                                                  $17.05
---------------------------------------------------------------------------
Closing common stock price                                       $15.20
---------------------------------------------------------------------------
Six-month high common stock price (03/01/01)                     $15.95
---------------------------------------------------------------------------
Six-month low common stock price (11/02/00)                     $13.875
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 40.1% combined federal and state income tax rate, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2001
- AAA/Aaa............  56.5%   [PIE CHART]
- AA/Aa..............  19.3%
- A/A................  18.7%
- BBB/Baa............   5.5%
As of October 31, 2000
- AAA/Aaa............  56.1%   [PIE CHART]
- AA/Aa..............  29.8%
- A/A................   8.5%
- BBB/Baa............   5.6%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2001, for common shares)
[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
11/00                                                                      0.0730                             0.0000
12/00                                                                      0.0710                             0.0288
1/01                                                                       0.0710                             0.0000
2/01                                                                       0.0710                             0.0000
3/01                                                                       0.0710                             0.0000
4/01                                                                       0.0710                             0.0000

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2001                    OCTOBER 31, 2000
                                                                       --------------                    ----------------
General Purpose                                                            29.10                              28.90
Water & Sewer                                                              14.30                              15.50
Transportation                                                             12.30                              12.50
Waste Disposal                                                             10.10                               9.70
Health Care                                                                 9.90                              10.00

*Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--March 1992 through April 2001)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
3/92                                                                      14.8100                            15.0000
                                                                          14.8900                            14.8900
                                                                          15.2000                            15.0000
                                                                          15.5200                            15.2500
                                                                          15.6700                            15.1250
3/93                                                                      16.7900                            16.0000
                                                                          17.5000                            16.3750
                                                                          18.3100                            16.8750
                                                                          18.1700                            16.2500
3/94                                                                      15.8000                            14.5000
                                                                          15.6800                            14.2500
                                                                          15.4300                            13.2500
                                                                          14.8800                            13.1250
3/95                                                                      16.2400                            14.5000
                                                                          16.3600                            14.5000
                                                                          16.6100                            14.7500
                                                                          17.5800                            15.5000
3/96                                                                      16.6400                            14.8750
                                                                          16.4400                            15.1250
                                                                          16.7900                            15.2500
                                                                          17.0100                            15.0000
3/97                                                                      16.5900                            15.5000
                                                                          17.0700                            16.1250
                                                                          17.5300                            16.7500
                                                                          17.8700                            17.0625
3/98                                                                      17.8000                            16.9370
                                                                          17.8600                            16.9375
                                                                          18.3900                            17.8125
                                                                          18.0200                            18.3125
3/99                                                                      17.7700                            17.5625
                                                                          16.0100                            16.4075
                                                                          16.4700                            16.5000
                                                                          15.9500                            13.9375
3/00                                                                      16.2100                            14.2500
                                                                          16.2100                            15.0000
                                                                          16.4400                            14.6250
                                                                          17.3000                            14.5625
                                                                          17.5300                            15.1800
4/01                                                                      17.0500                            15.2000

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED APRIL 30, 2001. TIMOTHY D. HANEY, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

NOTE: ON MAY 9, 2001, SHAREHOLDERS APPROVED THE REORGANIZATION OF THE VAN KAMPEN NEW JERSEY VALUE MUNICIPAL INCOME TRUST INTO THE VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The markets seesawed between
extremes during the past six months, a very volatile time for investors across the board. At the start of the reporting period, investors were still concerned about the possibility that rising inflation would force the Federal Reserve Board (the "Fed") to boost short-term interest rates and slow the economy. Since then the economy has reversed course, and the opposite scenario has some investors concerned.

    The nation's economy showed signs of a significant slowdown during the fourth quarter of last year, causing some investors to worry that decreased business activity would hurt corporate earnings, drag down production, and potentially lead to a recession. Warning signs included a decline in industrial production, down from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization fell to just 79 percent. The fourth-quarter gross domestic product (GDP) grew by only 1.0 percent, the lowest increase in more than four years and the second consecutive quarter in which the growth rate had declined.

    By late in the fourth quarter, many investors thought interest-rate cuts by the Fed were imminent, triggering a broad rally in the municipal bond market. These expectations were met in the first week of January, as the Fed took the unusual step of cutting the target federal funds rate prior to its regularly-scheduled Open Market Committee meeting. This rate cut--which amounted to half a percentage point--extended the rally well into the first month of the year.

    Further easing continued in late January and in March, as the economy remained weak and the stock market stumbled. By the end of the reporting period, the Fed had lowered short-term interest rates by two full percentage points, with the last cut coming on April 18, 2001--another surprise cut that spurred a strong market rally. Taken together, these repeated cuts helped create a more favorable environment for fixed-income investments.

    Still, the markets remain wary of what lies ahead--and recent developments suggest an uncertain outlook. April brought a mixed bag of company announcements and economic indicators. Layoffs continued and corporate earnings remained under pressure from slowing economic activity, but we did hear news from a few companies, such as IBM, that were optimistic about meeting their goals for 2001. The federal government reported a modest rebound in industrial production for March, but its index of leading indicators fell 0.2 percent in February and 0.3 percent in March. Durable-goods orders were up by 3 percent in March, though most of the increase was attributable to a jump in demand for ships, cars, military tanks, and other transportation equipment. Excluding the transportation sector, durable-goods orders fell by 1.8 percent in March.

    There are signs that New Jersey's economy is cooling off after a period of record growth. It's likely that state revenues will be hurt by the poor performance of the stock market, which will produce fewer capital gains for New Jersey residents. Also, both income tax revenues and corporate business tax revenues are expected to decline in the near term. Nevertheless, New Jersey is a major issuer of municipal debt. For the first quarter of 2001, new issuance of New Jersey municipal bonds reached at total of $1.6 billion.

    Responding to the stronger performance of bonds in 2000, and the persistent downtrend in stocks, investors began to move money into municipal bonds. Roughly $58 billion of new municipal bonds were issued in the first quarter of 2001, up 7 percent from the fourth quarter of 2000 and up 44 percent from the first quarter of 2000, when issuance was constrained by high interest rates.

    Due to the trend toward lower market interest rates in general, the trust's dividend was reduced during the period. Still, the portfolio continues to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.071 per share translates to a distribution rate of 5.61 percent based on the trust's closing market price on April 30, 2001. Based on these figures, investors would have to have earned a distribution rate of 9.37 percent on a taxable investment (for an investor in the 40.1 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2001, the trust produced a total return of 13.39 percent based on market price. This reflects an increase in market price from $13.8125 per share on October 31, 2000, to $15.20 per share on April 30, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers New Jersey Municipal Bond Index produced a total return of 4.51 percent for the same period. The Lehman Brothers New Jersey Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   In terms of portfolio activity, the
last six months have been relatively calm. Much of the strategic work we completed during the quarters prior to this reporting period had put us in the position of simply maintaining the trust's emphasis on investments with what we believe to be good relative value, while fine-tuning the portfolio's maturity structure and sector composition. In general, the overall credit quality of the portfolio remained fairly stable over the course of the reporting period.

    Turnover within the portfolio was limited during the period, primarily because of the declining interest rate environment and because we did not see a good selection of attractive bond issues available in the marketplace.

    When the markets rallied, high-grade securities were generally the strongest performers, reflecting the uncertainty investors faced in light of the weakening economy and the stock market's poor performance. The demand for high-quality fixed-income investments translated into higher prices within this market segment and strong performance for this portion of the trust's portfolio.

Q   HOW DID THESE STRATEGIES
    AFFECT THE COMPOSITION OF THE TRUST'S PORTFOLIO?

A   By the close of the reporting
period, the portfolio's allocation of securities rated A or better was 94.5 percent of total long-term investments. This includes the trust's allocation to AAA rated securities (the highest rating category), which stood at 56.5 percent as of April 30, 2001, compared to 56.1 percent at the start of the period. The trust's allocation of BBB rated bonds declined by 0.1 percent from 5.6 percent as of October 31, 2000, to 5.5 percent as of April 30, 2001.

    Throughout this time, the trust remained diversified over a broad range of market sectors. The largest portion of the trust--29.1 percent of long-term investments--consisted of general purpose bonds as of April 30, 2001, up by 0.2 percent over the period. Water and sewer bonds remained the trust's second largest holding, representing 14.3 percent, though this was down from 15.5 percent as of October 31, 2000. Transportation bonds were the third largest holding, with 12.3 percent of long-term investments, a decrease of 0.2 percent. In general, the portfolio's composition reflects investment decisions that were based on the relative value of the securities available in the marketplace, given the conditions we encountered. It was our goal to maintain adequate diversification and an attractive mix of current income and future potential. Of course, not all of the securities in the trust performed as favorably, nor is there any guarantee that any of the securities mentioned above will continue to perform as well or be held by the trust in the future.

Q   WHAT DO YOU SEE AHEAD FOR
    THE ECONOMY AND THE MUNICIPAL MARKET?

A   The actions of the Federal
Reserve Board signal that it is keeping close tabs on the health of the economy--and that it may be willing to take steps to help stave off a potential recession. We believe the fixed-income markets may be expecting further rate cuts by the Fed, but these expectations may already be fully reflected in current price levels.

    While rate cuts by the Fed may have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, we may see the market stabilize and trade in a narrow range over the near term.

    Despite the turbulence and uncertainty of recent months, we expect potential flows into municipal funds to remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We believe sustained demand may help drive performance and the portfolio should be positioned to benefit from the market's supply-and-demand dynamics.

    New Jersey has a strong credit standing (with a AA+ rating) and some unique strengths that may help it withstand a nationwide economic slowdown. The state's unemployment rate dropped to 3.6 percent in February 2001, much better than the national average, and New Jersey continues to rank second in the country in terms of per capita personal income, which stood at $36,106 for 2000, or 129 percent of the national average.

    Overall, we will maintain the trust's current emphasis on quality, while looking for opportunities to enhance its yield and add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common share-holders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  98.8%
          NEW JERSEY  84.1%
$1,000    Atlantic City, NJ Muni Util (AMBAC Insd).... 5.000%   06/01/29   $    961,310
 1,000    Bayonne, NJ Muni Util Auth Wtr Sys Rev (MBIA
          Insd)....................................... 5.000    01/01/28        963,570
 2,000    Bergen Cnty, NJ Util Auth Wtr Pollutn Ctl
          Rev Ser A (Prerefunded @ 06/15/02) (FGIC
          Insd)....................................... 6.500    12/15/12      2,110,580
 1,500    Brick Twp, NJ Muni Util Auth Rev
          (Prerefunded @ 12/01/02) (AMBAC Insd)....... 6.500    12/01/12      1,601,910
 2,000    Camden Cnty, NJ Muni Util Auth Swr Rev Cap
          Apprec Ser B (FGIC Insd)....................   *      09/01/14      1,002,680
 2,500    Camden Cnty, NJ Muni Util Auth Swr Rev Cap
          Apprec Ser B (FGIC Insd)....................   *      09/01/15      1,173,600
 4,095    Camden, NJ (FSA Insd).......................   *      02/15/11      2,567,483
 1,845    East Orange, NJ Brd Ed Ctfs Partn Cap Apprec
          (FSA Insd)..................................   *      08/01/19        701,967
 2,850    East Orange, NJ Brd Ed Ctfs Partn Cap Apprec
          (FSA Insd)..................................   *      02/01/28        675,193
 2,330    Edgewater, NJ Muni Util Auth Rev Swr Rfdg
          (MBIA Insd).................................   *      11/01/12      1,343,408
   840    Essex Cnty, NJ Impt Auth Lease Jail & Youth
          House Proj (Prerefunded @ 12/01/04) (AMBAC
          Insd)....................................... 6.600    12/01/07        938,062
 1,000    Essex Cnty, NJ Impt Auth Lease Rev Gtd City
          of Newark (AMBAC Insd)...................... 5.125    04/01/29        979,600
 3,000    Essex Cnty, NJ Impt Auth Rev Irvington Twp
          Sch Dist (Prerefunded @ 10/01/02) (FSA
          Insd)....................................... 6.625    10/01/17      3,195,270
 4,875    Hudson Cnty, NJ Ctfs Partn Correctional Fac
          Rfdg (MBIA Insd)............................ 6.600    12/01/21      5,083,309
 2,000    Mercer Cnty, NJ Impt Auth Rev Ewing Brd Edl
          Lease Proj (Prerefunded @ 05/15/02) (MBIA
          Insd)....................................... 6.400    05/15/11      2,104,840
 2,300    Mercer Cnty, NJ Impt Auth Rev Gtd Site &
          Disp Fac Proj Solid Waste Rfdg..............   *      04/01/08      1,695,583

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          NEW JERSEY (CONTINUED)
$6,500    Mercer Cnty, NJ Impt Auth Rev Gtd Site &
          Disp Fac Proj Solid Waste Rfdg..............   *      04/01/10   $  4,308,070
 7,055    Mercer Cnty, NJ Impt Auth Rev Gtd Site &
          Disp Fac Proj Solid Waste Rfdg..............   *      04/01/12      4,165,060
 1,560    Middlesex Cnty, NJ Impt Auth Util Sys Rev
          Perth Amboy Franchise Proj Ser A (AMBAC
          Insd)....................................... 5.000%   09/01/29      1,499,378
   450    New Jersey Econ Dev Auth Econ Dev Rev Ser F
          (LOC: Banque Nationale Paris)............... 6.600    06/01/12        467,226
   375    New Jersey Econ Dev Auth Econ Dev Rev Ser Y
          (LOC: Banque Nationale Paris)............... 6.600    06/01/12        391,732
 1,000    New Jersey Econ Dev Auth Mkt Trans Fac Rev
          Sr Lien Ser A (MBIA Insd)................... 5.800    07/01/08      1,074,080
 1,500    New Jersey Econ Dev Auth Mkt Trans Fac Rev
          Sr Lien Ser A (MBIA Insd)................... 5.800    07/01/09      1,611,120
 2,000    New Jersey Econ Dev Auth Rev Transn Proj
          Sublease Ser A (FSA Insd)................... 5.000    05/01/18      1,965,180
10,000    New Jersey Econ Dev Auth St Contract Econ
          Recovery (MBIA Insd)........................ 5.900    03/15/21     10,879,700
 4,575    New Jersey Hlthcare Fac Fin Auth Rev
          Atlantic City Med Cent Ser C Rfdg........... 6.800    07/01/11      4,805,351
 2,200    New Jersey Hlthcare Fac Fin Auth Rev Genl
          Hosp Cent at Passaic (FSA Insd)............. 6.500    07/01/11      2,483,228
 2,000    New Jersey Hlthcare Fac Fin Auth Rev Genl
          Hosp Cent at Passaic (FSA Insd)............. 6.750    07/01/19      2,334,420
 1,000    New Jersey Hlthcare Fac Fin Auth Rev
          Palisades Med Cent Oblig Group (ACA Insd)... 5.250    07/01/28        867,400
 2,200    New Jersey Hlthcare Fac Hlth Sys Catholic
          Hlth East Ser E............................. 4.750    11/15/29      1,968,054
 1,150    New Jersey St............................... 6.800    07/15/06      1,259,630
 1,175    New Jersey St Edl Facs Auth Rev Beth Medrash
          Govoha America Ser G........................ 5.875    07/01/12      1,196,949
   915    New Jersey St Edl Facs Auth Seton Hall Univ
          Proj Rfdg (AMBAC Insd)...................... 5.000    07/01/18        903,004
 1,000    New Jersey St Hsg & Mtg Fin Agy Multi-Family
          Hsg Rev Ser A (AMBAC Insd).................. 5.550    05/01/27      1,003,900
 4,200    New Jersey St Hwy Auth Garden St Pkwy Genl
          Rev Sr Pkwy................................. 6.250    01/01/14      4,344,018
 2,000    North Bergen Twp, NJ (FSA Insd).............   *      08/15/09      1,380,060
 2,675    Passaic Vly, NJ Wtr Comm Wtr Supply Rev Cap
          Apprec Ser A (FGIC Insd)....................   *      12/15/09      1,818,519

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          NEW JERSEY (CONTINUED)
$2,000    Passaic Vly, NJ Wtr Comm Wtr Supply Rev Cap
          Apprec Ser A (FGIC Insd)....................   *      12/15/10   $  1,287,960
 2,850    Port Auth NY & NJ Cons Ser 78............... 6.500%   04/15/11      2,959,526
 2,000    Rockaway Vly, NJ Regl Swr Auth Swr Rev Rfdg
          (MBIA Insd).................................   *      12/15/09      1,359,640
 1,225    Rutgers St Univ of NJ Ser A Rfdg............ 6.500    05/01/18      1,276,695
 2,000    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev
          Pub Svc Elec & Gas Ser D Rfdg (MBIA Insd)... 6.550    10/01/29      2,130,720
   165    Union City, NJ (FSA Insd)................... 6.375    11/01/10        190,156
 1,500    Union City, NJ (Prerefunded @ 09/01/02)
          (MBIA Insd)................................. 6.700    09/01/12      1,595,385
   500    Union Cnty, NJ Util Auth Cnty Deficiency Ser
          C2.......................................... 5.000    06/15/28        481,300
 1,000    University Medicine & Dentistry Ser A (MBIA
          Insd)....................................... 5.000    09/01/17        989,480
                                                                           ------------
                                                                             90,095,306
                                                                           ------------
          GUAM  6.3%
 2,000    Guam Arpt Auth Rev Ser B.................... 6.700    10/01/23      2,079,180
 1,800    Guam Govt Ltd Oblig Hwy Ser A Rfdg (FSA
          Insd)....................................... 6.300    05/01/12      1,890,288
 1,500    Guam Govt Ser A............................. 5.625    09/01/02      1,508,730
 1,250    Guam Pwr Auth Rev Ser A (AMBAC Insd)........ 5.125    10/01/29      1,217,113
                                                                           ------------
                                                                              6,695,311
                                                                           ------------
          PUERTO RICO  6.5%
 1,750    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
          Ser T (Prerefunded @ 07/01/02).............. 6.500    07/01/22      1,841,070
 1,700    Puerto Rico Comwlth Pub Impt (Prerefunded @
          07/01/02)................................... 6.800    07/01/21      1,794,231
 2,500    Puerto Rico Elec Pwr Auth Pwr Rev Ser EE
          Rfdg........................................ 4.750    07/01/24      2,287,375
 1,000    Puerto Rico Pub Bldgs Auth Rev Gtd Ser K
          (Prerefunded @ 07/01/02).................... 6.875    07/01/21      1,056,250
                                                                           ------------
                                                                              6,978,926
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          U.S. VIRGIN ISLANDS  1.9%
$1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts
          Taxes Nt Ser A.............................. 6.375%   10/01/19   $  1,063,340
 1,000    Virgin Islands Pub Fin Auth Rev Sr Lien Fd
          Ln Ser A Rfdg (ACA Insd).................... 5.625    10/01/25        961,480
                                                                           ------------
                                                                              2,024,820
                                                                           ------------

TOTAL LONG-TERM INVESTMENTS  98.8%
  (Cost $96,886,730)....................................................    105,794,363
SHORT-TERM INVESTMENT  0.2%
  (Cost $200,000).......................................................        200,000
                                                                           ------------
TOTAL INVESTMENTS  99.0%
  (Cost $97,086,730)....................................................    105,994,363
OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%.............................      1,107,023
                                                                           ------------
NET ASSETS  100.0%......................................................   $107,101,386
                                                                           ============

*  Zero coupon bond

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $97,086,730)........................  $105,994,363
Cash........................................................        37,428
Interest Receivable.........................................     1,341,975
Other.......................................................         1,772
                                                              ------------
    Total Assets............................................   107,375,538
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        57,645
  Income Distributions--Preferred Shares....................        26,299
  Administrative Fee........................................        17,737
  Affiliates................................................         1,266
Trustees' Deferred Compensation and Retirement Plans........       125,444
Accrued Expenses............................................        45,761
                                                              ------------
    Total Liabilities.......................................       274,152
                                                              ------------
NET ASSETS..................................................  $107,101,386
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,600 issued with liquidation preference of
  $25,000 per share)........................................  $ 40,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 3,935,128 shares issued and
  outstanding)..............................................        39,351
Paid in Surplus.............................................    57,680,107
Net Unrealized Appreciation.................................     8,907,633
Accumulated Undistributed Net Investment Income.............       284,269
Accumulated Net Realized Gain...............................       190,026
                                                              ------------
    Net Assets Applicable to Common Shares..................    67,101,386
                                                              ------------
NET ASSETS..................................................  $107,101,386
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($67,101,386 divided by
  3,935,128 shares outstanding).............................  $      17.05
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $3,035,845
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     347,326
Administrative Fee..........................................     106,870
Preferred Share Maintenance.................................      55,567
Trustees' Fees and Related Expenses.........................      15,245
Legal.......................................................       7,943
Custody.....................................................       2,159
Other.......................................................      63,826
                                                              ----------
    Total Expenses..........................................     598,936
                                                              ----------
NET INVESTMENT INCOME.......................................  $2,436,909
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  190,266
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   7,223,575
  End of the Period.........................................   8,907,633
                                                              ----------
Net Unrealized Appreciation During the Period...............   1,684,058
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $1,874,324
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $4,311,233
                                                              ==========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2001 and the Year Ended October 31, 2000 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2001     OCTOBER 31, 2000
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  2,436,909        $  4,928,724
Net Realized Gain..................................        190,266             318,894
Net Unrealized Appreciation During the Period......      1,684,058           1,867,212
                                                      ------------        ------------
Change in Net Assets from Operations...............      4,311,233           7,114,830
                                                      ------------        ------------

Distributions from Net Investment Income:
  Common Shares....................................     (1,684,169)         (3,730,084)
  Preferred Shares.................................       (662,831)         (1,520,333)
                                                      ------------        ------------
                                                        (2,347,000)         (5,250,417)
                                                      ------------        ------------

Distributions from Net Realized Gain:
  Common Shares....................................       (113,332)                -0-
  Preferred Shares.................................        (50,265)                -0-
                                                      ------------        ------------
                                                          (163,597)                -0-
                                                      ------------        ------------
Total Distributions................................     (2,510,597)         (5,250,417)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................      1,800,636           1,864,413

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment.....................................            -0-              32,804
                                                      ------------        ------------
TOTAL INCREASE IN NET ASSETS.......................      1,800,636           1,897,217
NET ASSETS:
Beginning of the Period............................    105,300,750         103,403,533
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $284,269
  and $194,360, respectively)......................   $107,101,386        $105,300,750
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           SIX
                                                         MONTHS
                                                          ENDED
                                                        APRIL 30,    --------------------
                                                          2001         2000        1999
                                                        ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)........     $16.59      $  16.12    $  18.17
                                                         ------      --------    --------
  Net Investment Income.............................        .62          1.25        1.25
  Net Realized and Unrealized Gain/Loss.............        .48           .55       (1.96)
                                                         ------      --------    --------
Total from Investment Operations....................       1.10          1.80        (.71)
                                                         ------      --------    --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.....................        .43           .95         .95
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................        .17           .38         .30
  Distributions from Net Realized Gain:
    Paid to Common Shareholders.....................        .03           -0-         .07
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................        .01           -0-         .02
                                                         ------      --------    --------
Total Distributions.................................        .64          1.33        1.34
                                                         ------      --------    --------
NET ASSET VALUE, END OF THE PERIOD..................     $17.05      $  16.59    $  16.12
                                                         ======      ========    ========

Market Price Per Share at End of the Period.........     $15.20      $13.8125    $16.1875
Total Investment Return at Market Price (b).........     13.39%**      -8.98%      -2.61%
Total Return at Net Asset Value (c).................      5.53%**       9.12%      -5.97%
Net Assets at End of the Period (In millions).......     $107.1      $  105.3    $  103.4
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares..................................      1.78%         1.85%       1.75%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...................      5.28%         5.36%       5.45%
Portfolio Turnover..................................         1%**         19%          6%
 * Ratio of Expenses to Average Net Assets Including
   Preferred Shares.................................      1.12%         1.13%       1.10%
** Non-Annualized

(a) Net Asset Value at March 27, 1992, is adjusted for common and preferred share offering costs of $.322 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                                                 MARCH 27, 1992
                                                                 (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                           OF INVESTMENT
-------------------------------------------------------------    OPERATIONS) TO
      1998       1997      1996      1995     1994      1993    OCTOBER 31, 1992
--------------------------------------------------------------------------------
     $ 17.57   $  16.95   $ 16.91   $14.80   $ 18.18   $14.88        $14.68
     -------   --------   -------   ------   -------   ------        ------
        1.26       1.29      1.29     1.29      1.29     1.31           .58
         .64        .65       .08     2.13     (3.37)    3.31           .15
     -------   --------   -------   ------   -------   ------        ------
        1.90       1.94      1.37     3.42     (2.08)    4.62           .73
     -------   --------   -------   ------   -------   ------        ------
         .95        .95       .94      .92       .93      .92           .39
         .35        .36       .36      .39       .29      .28           .14
         -0-        .01       .02      -0-       .06      .09           -0-
         -0-        -0-       .01      -0-       .02      .03           -0-
     -------   --------   -------   ------   -------   ------        ------
        1.30       1.32      1.33     1.31      1.30     1.32           .53
     -------   --------   -------   ------   -------   ------        ------
     $ 18.17   $  17.57   $ 16.95   $16.91   $ 14.80   $18.18        $14.88
     =======   ========   =======   ======   =======   ======        ======

     $17.625   $16.5625   $15.375   $14.75   $13.125   $16.75        $14.75
      12.37%     14.32%    10.91%   19.79%   -16.32%   20.92%          .83%**
       9.04%      9.61%     6.09%   21.03%   -13.59%   29.84%         1.62%**
     $ 111.3   $  109.0   $ 106.5   $106.4   $  98.1   $111.4        $ 98.4
       1.73%      1.74%     1.80%    1.89%     1.85%    1.80%         1.77%
       5.08%      5.44%     5.50%    5.63%     5.99%    6.15%         4.83%
         10%         6%       11%      14%       12%      19%           28%**
       1.10%      1.09%     1.12%    1.15%     1.15%    1.12%         1.23%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade New Jersey Municipals (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes and New Jersey gross income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in New Jersey municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2001, there were no when-issued and delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of April 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $35,260.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At April 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $97,086,730; the aggregate gross unrealized appreciation is $9,036,259 and the aggregate gross unrealized depreciation is $128,626, resulting in net unrealized appreciation on long- and short-term investments of $8,907,633.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from
 .65% to .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20%

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2001, the Trust recognized expenses of approximately $900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2001, the Trust recognized expenses of approximately $14,800 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

    At April 30, 2001 and October 31, 2000, paid in surplus related to common shares aggregated $57,680,107. Transactions in common shares were as follows:

                                                    SIX MONTHS ENDED      YEAR ENDED
                                                     APRIL 30, 2001    OCTOBER 31, 2000
Beginning Shares..................................     3,935,128          3,933,095
Shares Issued Through Dividend Reinvestment.......           -0-              2,033
                                                       ---------          ---------
Ending Shares.....................................     3,935,128          3,935,128
                                                       =========          =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,014,260 and $1,640,596, respectively.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

5. PREFERRED SHARES

The Trust has outstanding 1,600 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is reset through an auction process every 28 days. The rate in effect on April 30, 2001 was 3.000%. During the six months ended April 30, 2001, the rates ranged from 2.730% to 4.740%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

6. SUBSEQUENT EVENTS

On May 18, 2001, the Trust acquired all of the assets and liabilities of the Van Kampen New Jersey Value Municipal Income Trust (ticker symbol VJV) through a tax free reorganization approved by VJV Trust shareholders on May 9, 2001. The Trust issued 2,168,769 common shares and 1,000 APS valued at $37,283,442 and $25,000,000, respectively, in exchange for VJV Trust's net assets. The shares of VJV Trust were converted into Trust shares at a ratio of 0.86686 to 1 and 1 to 1, for common shares and APS, respectively. Net unrealized appreciation of VJV Trust as of May 18, 2001 was $3,834,186. Combined net assets on the day of reorganization were $169,931,827.

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN TRUST FOR INVESTMENT GRADE
NEW JERSEY MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.